SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) July 19, 2004

                               PHARMOS CORPORATION
             (Exact name of Registrant as Specified in its Charter)

           Nevada                         0-11550                 36-3207413
(State or Other Jurisdiction      (Commission file Number)      (IRS Employer
      of Incorporation)                                      Identification No.)

99 Wood Avenue South, Suite 311, Iselin, New Jersey                     08830
     (Address of Principal Executive Offices)                         (Zip Code)

        Registrant's telephone number, including area code (732) 452-9556

Item 5. Other Events

On July 19, 2004, Pharmos Corporation ("Pharmos") issued a press release announcing the appointment of James A. Meer as Vice President, Chief Financial Officer, Secretary and Treasurer.

A copy of Pharmos' press release is attached as Exhibit 99.1 and is incorporated herein by reference.

Item 7. Financial Statements and Exhibits

(c)

Exhibits.

99.1 Press Release dated July 19, 2004.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 20th day of July, 2004.

                                        PHARMOS CORPORATION


                                        By: /s/ Haim Aviv
                                            ------------------------------
                                            Name:  Haim Aviv
                                            Title: Chairman of the Board,
                                                   Chief Executive Officer